UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 26, 2007
(Date of earliest event reported)
Double-Take Software, Inc.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-33184	20-0230046

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

257 TURNPIKE ROAD, SUITE 210 SOUTHBOROUGH, MASSACHUSETTS	01772	877-335-5674

(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
EXPLANATORY NOTE
On December 26, 2007, Double-Take Software, Inc. filed a Current Report on Form 8-K (the “Original Filing”), to which this Amendment relates. The Company is filing this Amendment to amend and restate in its entirety the Original Filing, including to furnish the information included below in Item 7.01 under that Item, which information was previously included in Item 2.01 of the Original Filing, and to restate Item 9.01.
Item 7.01 Regulation FD Disclosure.
On December 26, 2007, Double-Take Software, Inc. issued a press release reporting that Double-Take Software, Inc. acquired TimeSpring Software Corporation. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.
99.1	Press Release of Double-Take Software, Inc. dated December 26, 2007 (originally attached to the Original Filing as Exhibit 99.1)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Double-Take Software, Inc.
Date: December 27, 2007	By:	/s/ S. Craig Huke
S. Craig Huke
Vice President and Chief Financial Officer